UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2007

BH/RE, L.L.C.

(Exact name of registrant as specified in its charter)

Nevada	000-50689	84-1622334
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3667 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 785-5555

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and restates BH/RE, L.L.C.’s Form 8-K dated September 1, 2007 to correct an error concerning the option exercise price for the option granted to Scott Messinger.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2007, OpBiz, L.L.C., an indirect subsidiary of the Registrant doing business as the Planet Hollywood Resort & Casino (“OpBiz”), entered into an Amendment to Employment Agreement with Mark S. Helm, Senior Vice President, General Counsel and Secretary of OpBiz, effective as of September 1, 2007.  The amendment extends the term of Mr. Helm’s employment agreement with OpBiz through November 2, 2010 and increases Mr. Helm’s base salary to $332,750.  OpBiz may terminate Mr. Helm’s employment at any time without cause upon 15 days’ prior written notice, in which case he will be entitled to receive severance pay of one year’s salary.  Mr. Helm may terminate his employment at any time upon 30 days’ prior written notice.

On September 26, 2007, OpBiz entered into an Employment Agreement with Scott Messinger, Chief Marketing Officer of OpBiz, effective as of September 26, 2007.  The term of the agreement is for three (3) years, terminating on September 26, 2010.  OpBiz may terminate Mr. Messinger’s employment at any time without cause upon 15 days’ prior written notice, in which case he will be entitled to receive severance pay equal to twelve months’ salary plus any earned but not paid bonus.  Mr. Messinger may terminate his employment at any time upon 30 days’ prior written notice.

Pursuant to the Employment Agreement, OpBiz pays Mr. Messinger a salary of $275,000 per year.  Mr. Messinger is also eligible to participate in OpBiz’s bonus program pursuant to which he is eligible to receive an annual bonus equal to up to 40% of his base salary.  Additionally, in connection with the Employment Agreement, OpBiz paid Mr. Messinger a one time transition bonus of $43,600.

Mr. Messinger’s Employment Agreement also provides him with an option to purchase up to 0.2% of the equity of MezzCo, L.L.C., the parent of OpBiz, at an exercise price based on fair market value, vesting one-third annually on his employment anniversary dates.

Item 9.01.  Financial Statements and Exhibits.

(d)                  Exhibits

10.1           Amendment to Employment Agreement dated September 26, 2007, by and between OpBiz, L.L.C. and Mark S. Helm. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated September 1, 2007).

10.2           Employment Agreement dated September 26, 2007, by and between OpBiz, L.L.C. and Scott Messinger. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 1, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BH/RE, L.L.C.

November 15, 2007	By:	/s/ Donna Lehmann
Donna Lehmann
Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment to Employment Agreement dated September 1, 2007, by and between OpBiz, L.L.C. and Mark S. Helm. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated September 1, 2007).

10.2

Employment Agreement dated September 26, 2007, by and between OpBiz, L.L.C. and Scott Messinger. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 1, 2007).